SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Under Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

August 24, 2021

ResMed Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-15317	98-0152841
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9001 Spectrum Center Blvd.

San Diego, California 92123

(Address of Principal Executive Offices)

(858) 836-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.004 par value	RMD	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

EXPLANATORY NOTE

This Form 8-K/A is being filed to update the disclosure under Item 5.02 of our Current Report on Form 8-K of ResMed Inc. filed with the Securities and Exchange Commission on August 27, 2021 (the “Original Filing”), to add information regarding separation arrangements that were not determined or available at the time of the Original Filing.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As reported in the Original Filing, on August 24, 2021, we determined that, effective August 25, Rajwant (“Raj”) Sodhi would cease serving as our president – Software-as-a-Service business. He ceased full-time employment with us on September 1, 2021. The termination was without cause.

On September 29, 2021, after discussions with Mr. Sodhi, we agreed to provide the following separation payments to Mr. Sodhi: (i) $603,500, representing twelve months of base pay; (ii) $80,647, representing a pro rata portion (for the two months of fiscal year 2022 he was employed) of his short-term incentive opportunity, at target, for fiscal year 2022; and (iii) $19,544, representing the cost to extend group health benefits for 12 months, under the Consolidated Omnibus Budget Reconciliation Act (COBRA). In addition, we have entered into a consulting agreement, effective from September 2, 2021 through November 20, 2022, under which Mr. Sodhi will advise our chief executive officer on technology and strategic opportunities. In connection with the consulting agreement, Mr. Sodhi will be eligible for continued vesting, through November 20, 2022 of outstanding equity awards in accordance with the terms of the ResMed 2009 Incentive Award Plan, as amended and restated in 2017. Mr. Sodhi has also agreed to non-disclosure of confidential information, a covenant not to compete, and a general release of ResMed.

SIGNATURES

We have authorized the person whose signature appears below to sign this report on our behalf, in accordance with the Securities Exchange Act of 1934.

Date: October 7, 2021	RESMED INC.
(registrant)

	By:	/s/ David Pendarvis
	Name:	David Pendarvis
	Its:	Chief administrative officer, global general
counsel and secretary

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